UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 6, 2004

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-18051               13-3487402
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                    Identification No.)

  203 East Main Street, Spartanburg, SC                      29319-0001
------------------------------------------            ------------------------
 (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                              --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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Item 7.01       Regulation FD Disclosure

        On October 6, 2004, Denny's Corporation issued a press release regarding the completion of the sale of $175 million of Senior Notes due 2012 by its subsidiary, Denny's Holdings, Inc.

        The information furnished in this Item 7.01 and the related exhibit furnished in Item 9.01 shall not be deemed "filed" for purposes of Section 8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references such information.

Item 9.01.      Financial Statements and Exhibits

        (a)     Not Applicable

        (b)     Not Applicable

        (c)     Exhibits

        The exhibit listed below and in the accompanying Exhibit Index is furnished as part of this Current Report on Form 8-K.


Exhibit No.     Description
-----------     -----------

99.1            Press Release of Denny's Corporation dated October 6, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DENNY'S CORPORATION



                                   By: /s/ Rhonda J. Parish
                                       ----------------------------------------
                                       Rhonda J. Parish
                                       Executive Vice President, General Counsel
                                       and Secretary


Date: October 6, 2004

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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release of Denny's Corporation dated October 6, 2004